-------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 May 30, 2001


                    Structured Asset Securities Corporation
          -----------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



          Delaware                   333-35026                 74-2440850
---------------------------         ------------            -------------------
State or Other Jurisdiction         (Commission              (I.R.S. Employer
    Of Incorporation)               File Number)            Identification No.)



         200 Vesey Street
         New York, New York                                        10285
  -------------------------------                                ----------
  (Address of Principal Executive                                (Zip Code)
             Offices)


      Registrant's telephone number, including area code: (212) 526-5594


                                   No Change
             -----------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5.  Other Events.(1)
              ------------

          Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-8A, Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A3, Class 2-A4, Class 2-A5, Class 3-A1, Class 3-A3, Class 3-A4, Class 3-A5, Class 4-A1, Class 4-A2, Class B1-I, Class B1-I-X, Class B2-I, Class B3-I, Class B1-II, Class B2-II, Class B3-II, Class R-I and Class R-II Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, dated May 29, 2001, and a Prospectus, dated January 26, 2001 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333- 35026) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

          The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

          Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.









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(1)  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              99.1       Computational Materials. (P)

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STRUCTURED ASSET SECURITIES
                                              CORPORATION



                                         By:    /s/ Ellen V. Kiernan
                                              ---------------------------------
                                              Name:  Ellen V. Kiernan
                                              Title:  Vice President



Dated:  May 30, 2001

                                 EXHIBIT INDEX



Exhibit No.                    Description                         Page No.
-----------                    -----------                         --------


99.1                           Computational Materials               P